GREAT-WEST SMART TRACK II VARIABLE ANNUITY®

SUPPLEMENT dated December 27, 2019

to the Prospectus dated May 1, 2019

for the Variable Annuity-2 Series Account of

Great-West Life & Annuity Insurance Company of New York

Effective December 31, 2019, annually updated prospectuses for the Great-West Smart Track II Variable Annuity® (“Contract”) will no longer be prepared or delivered. However, existing contract owners (“Owners”) will continue to receive other types of information in order to remain apprised of their investments and other activity occurring under their Contract. This information may include the following:

1.	Current prospectuses, annual and semi-annual reports, and other periodic reports or disclosure materials of the underlying Portfolios;

2.	Confirmations of Owner transactions;

3.	Audited financial statements of Great-West Life & Annuity Insurance Company of New York and the Variable Annuity-2 Series Account; and

4.	An annual statement of the number of units and values in each Owner’s Annuity Account.

For information about your Contract, please contact the Retirement Resource Service Center at 877-723-8723.

This Supplement must be accompanied by or read in conjunction with the current Contract Prospectus,

dated May 1, 2019, which can be accessed by logging into your Annuity Account at

https://gnavportal.greatwest.com/login/client.

Please keep this Supplement for future reference.